Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
19.	Commitments and Contingencies

(a)	Commitments
Purchase obligations
In September 2020, the Group signed a contract to purchase the three-year license for live broadcasting the League of Legends World Championship starting from 2020 at an aggregate purchase price of RMB800.0 million (US$125.5 million). The unpaid purchase price was RMB315.0 million (US$49.4 million) as of December 31, 2021.
Long-term debt obligations
The Group’s long-term debt obligations are to repay the principal amount and cash interests in connection with the April 2026 Notes, 2027 Notes and December 2026 Notes. The expected repayment schedules of the April 2026 Notes,2027 Notes and December 2026 Notes has been disclosed in Note 1
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(b)	Litigation
From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of any unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows.
However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group has not recorded material liabilities in this regard as of December 31, 2020 and 2021.